Exhibit 10(m)

                           AMENDMENT NO. 1 TO
                        INDEMNIFICATION AGREEMENT
                          SONOMA NATIONAL BANK

Recital
-------

This Amendment No. 1 to the Indemnification Agreement (the "Agreement") dated February 16, 1993 between James B. Keegan, Jr., ("Indemnitee"), and Sonoma National Bank, a national banking association (the "Association"), is made as of the 27th day of September, 2005, for the purpose of clarifying Paragraph 7 of the Agreement regarding the laws and/or regulations that limit the Association's ability to indemnify Indemnitee.

Agreement
---------

     1.  Amendment to Paragraph 7 of Indemnification Agreement.
         ------------------------------------------------------

     Paragraph 7 of the Agreement is hereby amended by the addition of a new Subsection (b) to read in its entirety as follows:

     "(b) Applicable Law.  To indemnify Indemnitee for expenses, penalties
          ---------------
     or other payments, or for any other amounts, in violation of applicable banking laws or regulations including, but not limited to,
     Section 12 U.S.C. 1828(k) of the Federal Deposit Insurance Act, the regulations of the Federal Deposit Insurance Corporation thereunder, or the regulations of the Office of the Comptroller of the Currency, as now or hereafter in effect."

2.  Renumbering of Subsections.
    ---------------------------

    Subsections (b), (c), (d) and (e) of Paragraph 7 of the Agreement are hereby renumbered as Subsections (c), (d), (e) and (f), respectively.

Authorized Signatures
---------------------

     In order to bind the parties to this Amendment No. 1 to this Agreement, their duly authorized representatives have signed their names below on the dates indicated.

Sonoma National Bank                            Date Executed:  9/27/05
                                                              ----------
By        /s/ Deborah A. Meekins
          -------------------------
Address:      801 Fourth Street
              Santa Rosa, CA  95404

AGREED TO AND ACCEPTED:

INDEMNITEE    James B. Keegan, Jr.              Date Executed:  9/27/05
                                                               ---------

Signature  /s/ James B. Keegan, Jr.
          -------------------------
Address:       4748 Carissa Drive
               Santa Rosa, CA 95405